                                                                    EXHIBIT 99.3

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT NO. C-2-2                                            SEPTEMBER 30, 2002


                               USDATA CORPORATION

                   SERIES C-2 PREFERRED STOCK PURCHASE WARRANT


         Subject to the terms and conditions set forth herein, USDATA Corporation, a Delaware corporation (the "Company"), hereby grants to SCP Private Equity Partners II, L.P. ("SCP"), a Delaware limited partnership, or its registered assigns or transferees (SCP and each such assign or transferee being referred to herein as a "Holder" and collectively as the "Holders") the right to purchase, at any time and from time to time after the date hereof and until 5:00 p.m. (Eastern Standard Time) on March 30, 2011 (the "Expiration Date"), 10,625 fully paid and non-assessable shares of the Company's Series C-2 Preferred Stock, par value $0.01 per share (the "Series C Shares"), at a purchase price per share of $40.00 (the "Exercise Price").

         1. Exercise of Warrant.

                  1.1 Exercise. Subject to adjustment as provided in Section 3 hereof, the rights represented by this Warrant are exercisable, in whole or in part, on any business day (the "Exercise Date") and on or before the Expiration Date, at the Exercise Price per share of the Series C Shares issuable hereunder (hereinafter, "Warrant Shares"). Unless this Warrant is exercised in accordance with Section 1.2 hereof, the Exercise Price shall be payable in cash, or by certified or official bank check.

                  1.2 Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, either (x) in the event of any liquidation, dissolution or winding up of the Company (whether actual or deemed to have occurred pursuant to Section 3.c of the Company's Certificate of Designation for Series C-1 Preferred Stock and Series C-2 Preferred Stock), the Net Liquidation Value of this Warrant (as hereinafter defined) or (y) shares equal to the Net Value of this Warrant (as hereinafter defined), or in either case any portion hereof, by the surrender of this Warrant or such portion to the Company, with the Notice of Net Issue Election in the form of Annex C hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder the Net Liquidation Value of this Warrant (or portion thereof), in the case of a net exercise pursuant to clause (x) or such number of fully paid and nonassessable Series C Shares as is computed using the following formula, in the case of a net exercise pursuant to clause (y):

                                   X = Y(A-B)
                                       ------
                                        A

where X = the number of shares to be issued to the holder pursuant to this Section 1.2.

                  Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.2.

                  A = the fair market value of one Series C Share, which shall be deemed to equal the fair market value of one share of the Company's Common Stock, as determined in accordance with the provisions of this Section 1.2; provided, however, that if each Series C Share is then convertible into more than or less than one share of the Company's Common Stock, then the fair market value of each Series C Share shall be deemed to equal the fair market value of one share of the Company's Common Stock multiplied by the number of shares of the Company's Common Stock into which each Series C Share is then convertible.

                  B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.2.

For purposes of this Section 1.2, the "fair market value" per share of the Company's Common Stock shall mean:

                  (a) If the Company's Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the SmallCap Market (the "SmallCap Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the average of the last reported sale prices of the Company's Common Stock on such exchange or on the SmallCap Market over the five (5) consecutive trading days immediately preceding the effective date of exercise of the net issue election or if the last reported sale price information is not available for such days, the average of the mean of the closing bid and asked prices for such days on such exchange or on the SmallCap Market;

                  (b) If the Company's Common Stock is not listed or admitted to unlisted trading privileges, the fair market value shall be the average of the mean of the last bid and asked prices reported over the five (5) consecutive Business Days immediately preceding the effective date of exercise of the net issue election (1) by the NASDAQ or (2) if reports are unavailable under clause
(1) above, by the National Quotation Bureau Incorporated; and

                  (c) If the Company's Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant and the Company shall each select an independent and nationally-recognized investment banking firm and such selected firms shall select another such firm to appraise the fair market value of the Warrant and to perform the computations involved. The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne equally by the Company and the Holder of this Warrant. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

For purposes of this Section 1.2, the term "Net Liquidation Value" of this Warrant, or portion thereof, shall mean the amount payable to the holders of Series C Shares (with respect to the number of Series C Shares covered by this Warrant in respect of which the net issue election is made pursuant to clause
(x) of Section 1.2, and assuming, for purposes of calculating the "Net Liquidation Value, that such Series C Shares are issued and outstanding) as a result of or in connection with any liquidation, dissolution or winding up of the Company pursuant to Section 3 of the Company's Certificate of Designation for Series C-1 Preferred Stock and Series C-2 Preferred Stock (whether actual or deemed to have occurred pursuant to Section 3.c thereof) less the Exercise Price of such Series C Shares.

                  1.3 Automatic Exercise Prior to Expiration. If not earlier exercised, this Warrant shall be deemed to have been exercised in full pursuant to Section 1.2 immediately prior to the expiration hereof, and upon such deemed exercise, and without any further act or deed of the holder hereof or any other person or entity, the Company shall issue to the Holder hereof the number of fully paid and non-assessable Series C Shares to which such holder would be entitled under Section 1.2.

                  1.4 Delivery of Certificate. Upon surrender of this Warrant with (a) a duly executed Notice of Exercise in the form of Annex A attached hereto, together with payment of the Exercise Price for the Warrant Shares purchased, or (b) a duly executed Notice of Net Issue Election in the form of Annex C hereto, at the Company's principal executive offices presently located at 2435 North Central Expressway, Richardson, Texas, 75080, or at such other address as the Company shall have advised the holder in writing (the "Designated Office"), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the holder as of the close of business on the date on which this Warrant shall have been surrendered together with (x) the Notice of Exercise and payment for such Warrant Shares or (y) the Notice of Net Issue Election.

         2. Transfer; Issuance of Stock Certificates; Restrictive Legends.

                  2.1 Transfer. Subject to compliance with the restrictions on transfer set forth in this Section 2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B attached hereto duly executed by the holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant, if properly assigned in compliance with the provisions hereof, may be exercised by the new holder for the purchase of Warrant Shares without having a new Warrant issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

                  2.2 Stock Certificates. Certificates for the Warrant Shares shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the Series C Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares; and provided further, that if Warrant Shares are to be delivered in a name other than the name of the Holder hereof representing any Warrant being exercised, then no such delivery shall be made unless the person requiring the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

                  2.3 Restrictive Legends.

                           (a) Except as otherwise provided in this Section 2,
each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE OR ISSUED UPON CONVERSION OF SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS
                  (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE
                  REGISTRATION

                  STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

                           (b) Except as otherwise provided in this Section 2,
each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR
                  (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Warrant or Warrant Share when the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act and applicable state securities laws. Whenever the restrictions imposed by this Section 2.3 shall terminate, the holder hereof or of Warrant Shares, as the case may be, shall be entitled to receive from the Company without cost to such holder a new Warrant or certificate for Warrant Shares of like tenor, as the case may be, without such restrictive legend.

         3. Adjustment of Number of Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.

                  3.1 Exercise Price; Adjustment of Number of Shares. The Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

                            3.1.1 Merger, Sale of Assets, etc. If at any time
while this Warrant, or any portion thereof, is outstanding and unexpired there shall be a reorganization (other than a combination, reclassification, exchange, or subdivision of shares as provided in Sections 3.1.2 and 3.1.3), merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or cash or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3.1.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock and securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                           3.1.2 Reclassification, etc. If the Company, at any
time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall, by the reclassification or exchange of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification, exchange, or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

                           3.1.3 Stock Splits, Stock Dividends and Reverse Stock
Splits. In case at any time the Company shall split or subdivide the outstanding shares of Series C Shares into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Series C Shares, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Series C Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

                           3.1.4 Adjustments for Dividends in Stock or Other
Securities of Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of Series C Shares shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

                  3.2 Timing of Exercise Price Adjustment. No adjustment of the Exercise Price shall be made unless such adjustment would require an increase or decrease of at least $0.0001 in such price; provided that any adjustments which by reason of this Section 3.2 are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $0.0001 in the Exercise Price then in effect hereunder.

                  3.3 Adjustment Certificate. In each case of an adjustment in the Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of Series C Shares outstanding or deemed to be outstanding, (ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to the holder hereof.

         4. Registration; Exchange and Replacement of Warrant; Reservation of Shares. The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

         The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a bona fide purchaser) make and deliver a new Warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

         The Company shall at all times reserve and keep available out of its authorized shares of Series C Shares, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Series C Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, if applicable, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

         5. Fractional Warrants and Fractional Shares. If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to
Section 3 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share as may be prescribed by the Board of Directors of the Company.

         6. Warrant Holders Not Deemed Stockholders. No holder of this Warrant shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Warrant Shares that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

         7. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested
(a) if to the holder of this Warrant, to the address of such holder as shown on the books of the Company, or (b) if to the Company, to the address set forth in
Section 1.4 of this Warrant; or at such other address as the holder or the Company may hereafter have advised the other.

         8. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

         9. Law Governing. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder at any time hereof.

         10. Entire Agreement; Amendments and Waivers. This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

         11. Severability; Headings. If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.

                                               USDATA CORPORATION



                                               By: /s/ JENNIFER P. DOOLEY
                                                  ----------------------------
                                                   Jennifer P. Dooley
                                                   VP Finance and CFO


Accepted and agreed:

SCP PRIVATE EQUITY PARTNERS II, L.P.

By:  SCP Private Equity II General Partner, L.P.,
     its General Partner

By:  SCP Private Equity II LLC,
     its Manager



By: /s/ WINSTON J. CHURCHILL
   ---------------------------------
Name: Winston J. Churchill
     -------------------------------
Title:
      ------------------------------


          [Signature Page - Series C Preferred Stock Purchase Warrant]

                                     ANNEX A

                               NOTICE OF EXERCISE
                      (TO BE EXECUTED UPON PARTIAL OR FULL
                         EXERCISE OF THE WITHIN WARRANT)


         The undersigned hereby irrevocably elects to exercise the right to purchase ________ shares of Series C-2 Preferred Stock of USDATA Corporation covered by the within Warrant according to the conditions hereof, herewith makes payment of the Exercise Price of such shares in full in the amount of $______________, and requests that a certificate for such number of shares be issued in the name of, and delivered to _______________, whose address is set forth below.

Dated:
      ----------------------


                                    --------------------------------------------
                                    (Signature must conform to name of holder as specified on the face of the Warrant)


                                    --------------------------------------------

                                    --------------------------------------------
                                    (Address)

                                     ANNEX B

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series C-2 Preferred Stock set forth below:

                                                           No. of Shares of Series C-2
Name and Address of Assignee                                     Preferred Stock
----------------------------                               ---------------------------






and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of USDATA Corporation maintained for the purpose, with full power of substitution in the premises.

Dated:                                  Print Name:
      ---------------------                         ----------------------------

                                        Signature:
                                                   -----------------------------

                                        Witness:
                                                 -------------------------------



NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                                     ANNEX C

                          NOTICE OF NET ISSUE ELECTION
            (To be signed only on net issue exercise of the Warrant)


         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant with respect to _________ shares of Series C-2 Preferred Stock of USDATA Corporation, pursuant to the net issuance provisions set forth in Section 1.2 of this Warrant, and requests that a certificate for the number of shares of Series C-2 Preferred Stock issuable pursuant to said
Section 1.2 after application of the net issuance formula to such shares to be issued in the name of, and delivered to _______________________, whose address is set forth below.



Dated:
      -------------------           --------------------------------------------
                                    (Signature must conform to name of holder as specified on the face of the Warrant)


                                    --------------------------------------------

                                    --------------------------------------------
                                    (Address)